================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 20, 2005

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    1-11596                58-1954497
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

 1940 N.W. 67th Place, Suite A, Gainesville, Florida              32653
 ---------------------------------------------------           ----------
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (352) 373-4200

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

================================================================================

Section 1 - Registrant's Business and Operations.

Item 1.01.  Entry into a Material Definitive Agreement.

Effective September 20, 2005, East Tennessee Materials and Energy Co. ("M&EC") a subsidiary of Perma-Fix Environmental Services, Inc., entered into an amendment ("Amendment") to its Broad Spectrum Contracts issued by Bechtel Jacobs, LLC. The Amendment was for a two year extension that terminates on September 1, 2007. See
Exhibit 99.1 for the attached press release announcing the extension of the contracts.

Item 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

        (c)   Exhibits

        Exhibit Number    Description
        --------------    ------------------------------------------------------
             99.1         Press release dated October 10, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  October 11, 2005.

                                        PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                                        By: /s/ Richard T. Kelecy
                                            ------------------------------------
                                            Richard T. Kelecy,
                                            Vice-President and
                                            Chief Financial Officer

                                        3